Exhibit 99.2

Financial Supplement

Third Quarter 2013

(Unaudited)

World Headquarters	Internet address	Contacts:
1370 Timberlake Manor Parkway	www.rgare.com	Jack B. Lay
Chesterfield, Missouri 63017		Senior Executive Vice President
U.S.A.		and Chief Financial Officer
Phone: (636) 736-7000 e-mail: jlay@rgare.com Jeff Hopson Sr. Vice President Investor Relations Phone: (636) 300-6106 e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1

Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated

Financial Supplement

3rd Quarter 2013

Reinsurance Group of America, Incorporated

Financial Supplement

This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated with the SEC.

Non-GAAP Disclosures

RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, and other items that management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.

RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Additionally, RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholders’ equity excluding AOCI.

Reinsurance Group of America, Incorporated

Financial Highlights

(USD thousands, except inforce & per share data)	Three Months Ended or As of					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	Quarter	2013	2012	Change
Net premiums	$2,026,180	$2,035,156	$1,979,693	$2,179,707	$1,912,746	$113,434	$6,041,029	$5,726,889	$314,140
Net income (loss)	137,955	(49,612)	185,535	222,989	144,475	(6,520)	273,878	408,904	(135,026)
Operating income (loss)	152,887	(71,797)	122,847	181,830	99,902	52,985	203,937	334,552	(130,615)
Operating return on equity (ex AOCI) - annualized	12.9%	-6.0%	10.1%	15.5%	8.9%	4.0%
Operating return on equity (ex AOCI) - trailing 12 months	8.1%	7.1%	11.4%	11.6%	10.5%	-2.4%
Total assets	39,526,555	38,790,621	40,197,101	40,360,438	39,924,013	(397,458)
Assumed Life Reinsurance in Force (in billions)
U.S.	$1,392.1	$1,392.3	$1,395.6	$1,395.6	$1,403.3	$(11.2)
Canada	391.1	376.4	382.8	389.7	384.8	6.3
Europe & South Africa	626.5	584.9	581.8	602.5	559.4	67.1
Asia Pacific	494.1	470.2	512.6	539.8	533.5	(39.4)

Total Life Reinsurance in Force	$2,903.8	$2,823.8	$2,872.8	$2,927.6	$2,881.0	$22.8

Assumed New Business Production (in billions)
U.S.	$22.0	$21.8	$25.7	$19.2	$23.1	$(1.1)	$69.5	$132.2	$(62.7)
Canada	11.6	11.1	12.9	12.0	11.3	0.3	35.6	37.0	(1.4)
Europe & South Africa	27.0	28.4	45.7	58.4	37.3	(10.3)	101.1	77.6	23.5
Asia Pacific	31.0	42.7	11.6	12.8	47.2	(16.2)	85.3	77.4	7.9

Total New Business Production	$91.6	$104.0	$95.9	$102.4	$118.9	$(27.3)	$291.5	$324.2	$(32.7)

Per Share and Shares Data
Basic earnings per share
Net income (loss)	$1.95	$(0.69)	$2.51	$3.02	$1.96	$(0.01)	$3.79	$5.55	$(1.76)
Operating income (loss)	$2.16	$(0.99)	$1.66	$2.46	$1.35	$0.81	$2.82	$4.54	$(1.72)
Diluted earnings per share (1)
Net income (loss)	$1.93	$(0.69)	$2.49	$3.00	$1.95	$(0.02)	$3.76	$5.52	$(1.76)
Operating income (loss)	$2.14	$(0.99)	$1.65	$2.44	$1.35	$0.79	$2.80	$4.52	$(1.72)
Wgt. average common shares outstanding (basic)	70,865	72,350	73,838	73,880	73,776	(2,911)	72,342	73,690	(1,348)
Wgt. average common shares outstanding (diluted)	71,391	72,769	74,389	74,375	74,138	(2,747)	72,840	74,078	(1,238)
Common shares issued	79,138	79,138	79,138	79,138	79,138	—	79,138	79,138	—
Treasury shares	8,595	8,170	5,837	5,211	5,286	3,309	8,595	5,286	3,309
Common shares outstanding	70,543	70,968	73,301	73,927	73,852	(3,309)	70,543	73,852	(3,309)
Book value per share	$83.58	$82.97	$94.34	$93.47	$91.18
Per share effect of accumulated other comprehensive income (AOCI)	$15.60	$16.66	$26.97	$28.52	$29.13
Book value per share, excluding AOCI	$67.98	$66.31	$67.37	$64.95	$62.05
Shareholder dividends paid	$21,296.2	$17,415.9	$17,752.7	$17,724.7	$17,696.2	$3,600.0	$56,464.8	$44,220.1	$12,244.7

(1)	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share

Reinsurance Group of America, Incorporated

Consolidated GAAP Income Statement (incl. Operating Income Reconciliations)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2013	2013	2013	2012	2012	Quarter	2013	2012	Change
Revenues:
Net premiums	$2,026,180	$2,035,156	$1,979,693	$2,179,707	$1,912,746	$113,434	$6,041,029	$5,726,889	$314,140
Investment income, net of related expenses	369,366	444,234	425,131	370,151	396,781	(27,415)	1,238,731	1,066,055	172,676
Investment related gains (losses), net
OTTI on fixed maturity securities	(391)	(9,803)	(202)	(4,346)	(1,996)	1,605	(10,396)	(11,562)	1,166
OTTI on fixed maturity securities transferred to/from AOCI	59	(306)	—	—	(559)	618	(247)	(7,618)	7,371
Other investment related gains (losses), net	(76,133)	58,352	94,573	115,108	78,608	(154,741)	76,792	162,554	(85,762)

Total investment related gains (losses), net	(76,465)	48,243	94,371	110,762	76,053	(152,518)	66,149	143,374	(77,225)
Other revenue	70,734	63,009	101,907	62,482	63,501	7,233	235,650	181,491	54,159

Total revenues	2,389,815	2,590,642	2,601,102	2,723,102	2,449,081	(59,266)	7,581,559	7,117,809	463,750
Benefits and expenses:
Claims and other policy benefits	1,714,899	2,030,574	1,688,910	1,797,779	1,662,625	52,274	5,434,383	4,868,220	566,163
Interest credited	59,939	118,345	125,483	94,835	130,341	(70,402)	303,767	285,080	18,687
Policy acquisition costs and other insurance expenses	268,081	370,505	357,357	344,791	318,106	(50,025)	995,943	961,679	34,264
Other operating expenses	111,672	113,408	119,501	132,334	103,786	7,886	344,581	319,425	25,156
Interest expense	30,831	29,918	28,486	28,917	29,749	1,082	89,235	76,431	12,804
Collateral finance facility expense	2,698	2,650	2,538	3,357	2,995	(297)	7,886	8,840	(954)

Total benefits and expenses	2,188,120	2,665,400	2,322,275	2,402,013	2,247,602	(59,482)	7,175,795	6,519,675	656,120
Income (loss) before income taxes	201,695	(74,758)	278,827	321,089	201,479	216	405,764	598,134	(192,370)
Income tax expense (benefit)	63,740	(25,146)	93,292	98,100	57,004	6,736	131,886	189,230	(57,344)

Net income (loss)	$137,955	$(49,612)	$185,535	$222,989	$144,475	$(6,520)	$273,878	$408,904	$(135,026)

Pre-tax Operating Income (Loss) Reconciliation:
Income (loss) before income taxes	201,695	(74,758)	278,827	321,089	201,479	216	405,764	598,134	(192,370)
Investment and derivative losses (gains) - non-operating (1)	30,513	37,057	48,842	(3,404)	(16,940)	47,453	116,412	(25,026)	141,438
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	67,460	(47,716)	(90,258)	(74,054)	(54,836)	122,296	(70,514)	(40,955)	(29,559)
GMXB embedded derivatives (1)	(19,829)	(35,809)	(51,314)	(30,588)	(2,579)	(17,250)	(106,952)	(74,025)	(32,927)
Funds withheld losses (gains) - investment income	3,465	(11,733)	(2,031)	(6,447)	(6,400)	9,865	(10,299)	(10,683)	384
Funds withheld losses (gains) - policy acq. costs	—	—	—	55	122	(122)	—	483	(483)
EIA embedded derivatives - interest credited	(30,292)	(32,161)	(19,311)	7,711	(167)	(30,125)	(81,764)	37,387	(119,151)
DAC offset, net	(27,330)	56,786	64,618	44,308	13,705	(41,035)	94,074	2,047	92,027
Gain on repurchase of collateral finance facility securities	—	—	(46,506)	—	—	—	(46,506)	—	(46,506)

Operating Income (loss) Before Income Taxes	$225,682	$(108,334)	$182,867	$258,670	$134,384	$91,298	$300,215	$487,362	$(187,147)

After-tax Operating Income (Loss) Reconciliation:
Net Income (loss)	137,955	(49,612)	185,535	222,989	144,475	(6,520)	273,878	408,904	(135,026)
Investment and derivative losses (gains) - non-operating (1)	19,174	23,726	31,434	(2,801)	(11,972)	31,146	74,334	(18,617)	92,951
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	43,849	(31,015)	(58,668)	(48,135)	(35,644)	79,493	(45,834)	(26,621)	(19,213)
GMXB embedded derivatives (1)	(12,889)	(23,276)	(33,354)	(19,882)	(1,676)	(11,213)	(69,519)	(48,116)	(21,403)
Funds withheld losses (gains) - investment income	2,252	(7,625)	(1,321)	(4,190)	(4,160)	6,412	(6,694)	(6,944)	250
Funds withheld losses (gains) - policy acq. costs	—	—	—	36	79	(79)	—	314	(314)
EIA embedded derivatives - interest credited	(19,690)	(20,905)	(12,552)	5,012	(108)	(19,582)	(53,147)	24,302	(77,449)
DAC offset, net	(17,764)	36,910	42,002	28,801	8,908	(26,672)	61,148	1,330	59,818
Gain on repurchase of collateral finance facility securities	—	—	(30,229)	—	—	—	(30,229)	—	(30,229)

Operating Income (loss)	$152,887	$(71,797)	$122,847	$181,830	$99,902	$52,985	$203,937	$334,552	$(130,615)

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated

Consolidated Operating Income Statement

	Three Months Ended					Current Qtr	Year-to-Date
(USD thousands, except per share data)	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	Quarter	2013	2012	Change
Revenues:
Net premiums	$2,026,180	$2,035,156	$1,979,693	$2,179,707	$1,912,746	$113,434	$6,041,029	$5,726,889	$314,140
Investment income, net of related expenses	372,831	432,501	423,100	363,704	390,381	(17,550)	1,228,432	1,055,372	173,060
Investment related gains (losses), net	1,679	1,775	1,641	2,716	1,698	(19)	5,095	3,368	1,727
Other revenue	70,734	63,009	55,401	62,482	63,501	7,233	189,144	181,491	7,653

Total revenues	2,471,424	2,532,441	2,459,835	2,608,609	2,368,326	103,098	7,463,700	6,967,120	496,580
Benefits and expenses:
Claims and other policy benefits	1,714,899	2,030,574	1,688,910	1,797,779	1,662,625	52,274	5,434,383	4,868,220	566,163
Interest credited	90,231	150,506	144,794	87,124	130,508	(40,277)	385,531	247,693	137,838
Policy acquisition costs and other insurance expenses	295,411	313,719	292,739	300,428	304,279	(8,868)	901,869	959,149	(57,280)
Other operating expenses	111,672	113,408	119,501	132,334	103,786	7,886	344,581	319,425	25,156
Interest expense	30,831	29,918	28,486	28,917	29,749	1,082	89,235	76,431	12,804
Collateral finance facility expense	2,698	2,650	2,538	3,357	2,995	(297)	7,886	8,840	(954)

Total benefits and expenses	2,245,742	2,640,775	2,276,968	2,349,939	2,233,942	11,800	7,163,485	6,479,758	683,727
Operating income (loss) before income taxes	225,682	(108,334)	182,867	258,670	134,384	91,298	300,215	487,362	(187,147)
Operating income tax expense (benefit)	72,795	(36,537)	60,020	76,840	34,482	38,313	96,278	152,810	(56,532)

Operating income (loss)	$152,887	$(71,797)	$122,847	$181,830	$99,902	$52,985	$203,937	$334,552	$(130,615)

Wgt. Average Common Shares Outstanding (Diluted) (1)	71,391	72,769	74,389	74,375	74,138	(2,747)	72,840	74,078	(1,238)

Diluted Earnings Per Share - Operating Income (1)	$2.14	$(0.99)	$1.65	$2.44	$1.35	$0.79	$2.80	$4.52	$(1.72)

Foreign currency effect (2):
Net premiums	$(51,698)	$(21,173)	$(19,599)	$14,105	$(25,972)	$(25,726)	$(92,470)	$(76,696)	$(15,774)
Operating income before income taxes	$(4,920)	$13,624	$(2,798)	$1,799	$(4,165)	$(755)	$5,906	$(8,023)	$13,929

(1)	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share
(2)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Consolidated Balance Sheets

(USD thousands)	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2013	2013	2013	2012	2012
Assets
Fixed maturity securities, available-for-sale	$21,289,108	$21,284,216	$22,401,659	$22,291,614	$21,658,414
Mortgage loans on real estate	2,488,582	2,377,246	2,325,191	2,300,587	2,256,881
Policy loans	1,244,878	1,245,252	1,245,812	1,278,175	1,243,498
Funds withheld at interest	5,739,872	5,777,395	5,698,594	5,594,182	5,608,640
Short-term investments	44,192	38,601	180,707	288,082	90,789
Other invested assets	1,116,391	1,035,809	1,129,651	1,159,543	1,236,616

Total investments	31,923,023	31,758,519	32,981,614	32,912,183	32,094,838
Cash and cash equivalents	1,423,235	973,619	1,001,841	1,259,892	1,603,730
Accrued investment income	262,330	233,153	230,269	201,344	250,048
Premiums receivable and other reinsurance balances	1,252,610	1,314,004	1,259,281	1,356,087	1,179,687
Reinsurance ceded receivables	592,948	585,555	602,373	620,901	623,954
Deferred policy acquisition costs	3,533,932	3,453,513	3,545,063	3,619,274	3,630,877
Other assets	538,477	472,258	576,660	390,757	540,879

Total assets	$39,526,555	$38,790,621	$40,197,101	$40,360,438	$39,924,013

Liabilities and Stockholders’ Equity
Future policy benefits	$11,873,306	$11,491,692	$11,355,882	$11,372,856	$11,093,483
Interest-sensitive contract liabilities	12,868,425	12,991,981	13,141,402	13,353,502	13,254,859
Other policy claims and benefits	3,440,371	3,316,727	3,243,948	3,160,250	3,132,526
Other reinsurance balances	264,023	254,815	250,606	233,630	218,057
Deferred income taxes	1,975,819	1,839,909	2,105,391	2,120,501	1,806,186
Other liabilities	510,079	584,488	877,405	742,249	1,217,788
Short-term debt	—	120,000	—	—	—
Long-term debt	2,214,170	1,815,533	1,815,392	1,815,253	1,815,111
Collateral finance facility	484,712	487,556	491,987	652,010	651,968

Total liabilities	33,630,905	32,902,701	33,282,013	33,450,251	33,189,978
Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,778,307	1,772,811	1,765,255	1,755,421	1,743,822
Retained earnings	3,544,632	3,428,646	3,521,492	3,357,255	3,154,317
Treasury stock	(528,081)	(496,462)	(349,190)	(312,182)	(316,542)

Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	191,677	164,538	253,370	267,477	273,258
Unrealized appreciation of securities, net of income taxes	942,337	1,052,126	1,758,775	1,877,655	1,907,512
Pension and postretirement benefits, net of income taxes	(34,013)	(34,530)	(35,405)	(36,230)	(29,123)

Total stockholders’ equity	5,895,650	5,887,920	6,915,088	6,910,187	6,734,035

Total liabilities and stockholders’ equity	$39,526,555	$38,790,621	$40,197,101	$40,360,438	$39,924,013

Total stockholders’ equity, excluding AOCI	$4,795,649	$4,705,786	$4,938,348	$4,801,285	$4,582,388

Reinsurance Group of America, Incorporated

U.S. Traditional Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2013	2013	2013	2012	2012	Quarter	2013	2012	Change
Revenues:
Net premiums	$1,112,526	$1,124,292	$1,046,049	$1,159,106	$1,045,767	$66,759	$3,282,867	$3,149,674	$133,193
Investment income, net of related expenses	138,146	133,259	132,289	133,988	135,532	2,614	403,694	401,601	2,093
Other revenue	651	1,144	529	2,448	764	(113)	2,324	2,168	156

Total revenues	1,251,323	1,258,695	1,178,867	1,295,542	1,182,063	69,260	3,688,885	3,553,443	135,442
Benefits and expenses:
Claims and other policy benefits	961,746	972,739	929,680	973,185	917,264	44,482	2,864,165	2,759,532	104,633
Interest credited	13,659	13,590	16,150	11,421	14,637	(978)	43,399	44,246	(847)
Policy acquisition costs and other insurance expenses	162,443	164,393	139,968	145,437	156,995	5,448	466,804	453,438	13,366
Other operating expenses	23,397	22,226	23,521	25,890	20,684	2,713	69,144	65,271	3,873

Total benefits and expenses	1,161,245	1,172,948	1,109,319	1,155,933	1,109,580	51,665	3,443,512	3,322,487	121,025
Operating income before income taxes	90,078	85,747	69,548	139,609	72,483	17,595	245,373	230,956	14,417

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	90,078	85,747	69,548	139,609	72,483	17,595	245,373	230,956	14,417
Investment and derivative (losses) gains - non-operating	(5,262)	3,700	7,297	11,752	(1,927)	(3,335)	5,735	(14,222)	19,957

Income before income taxes	$84,816	$89,447	$76,845	$151,361	$70,556	$14,260	$251,108	$216,734	$34,374

Loss and Expense Ratios:
Claims and other policy benefits	86.4%	86.5%	88.9%	84.0%	87.7%	-1.3%	87.2%	87.6%	-0.4%
Policy acquisition costs and other insurance expenses	14.6%	14.6%	13.4%	12.5%	15.0%	-0.4%	14.2%	14.4%	-0.2%
Other operating expenses	2.1%	2.0%	2.2%	2.2%	2.0%	0.1%	2.1%	2.1%	0.0%

Reinsurance Group of America, Incorporated

U.S. Asset Intensive Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2013	2013	2013	2012	2012	Quarter	2013	2012	Change
Revenues:
Net premiums	$3,800	$11,129	$3,838	$3,521	$3,623	$177	$18,767	$10,574	$8,193
Investment income, net of related expenses	128,563	190,296	178,719	127,812	154,789	(26,226)	497,578	356,817	140,761
Investment related gains (losses), net	—	—	—	—	—	—	—	(48)	48
Other revenue	28,519	29,937	28,881	30,893	31,976	(3,457)	87,337	81,123	6,214

Total revenues	160,882	231,362	211,438	162,226	190,388	(29,506)	603,682	448,466	155,216
Benefits and expenses:
Claims and other policy benefits	8,899	11,083	3,588	2,892	2,828	6,071	23,570	9,832	13,738
Interest credited	76,097	136,424	128,096	74,992	115,645	(39,548)	340,617	202,767	137,850
Policy acquisition costs and other insurance expenses	33,642	40,747	30,045	39,527	42,200	(8,558)	104,434	159,159	(54,725)
Other operating expenses	4,198	2,878	4,113	3,977	2,596	1,602	11,189	8,465	2,724

Total benefits and expenses	122,836	191,132	165,842	121,388	163,269	(40,433)	479,810	380,223	99,587
Operating income before income taxes	38,046	40,230	45,596	40,838	27,119	10,927	123,872	68,243	55,629

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	38,046	40,230	45,596	40,838	27,119	10,927	123,872	68,243	55,629
Investment and derivative gains (losses) - non-operating (1)	(33,190)	(39,071)	(52,932)	(13,667)	2,039	(35,229)	(125,193)	(2,308)	(122,885)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(68,703)	46,325	90,202	76,778	54,257	(122,960)	67,824	40,277	27,547
GMXB embedded derivatives (1)	19,829	35,809	51,314	30,588	2,579	17,250	106,952	74,025	32,927
Funds withheld gains (losses) - investment income	(3,755)	10,541	650	3,944	5,652	(9,407)	7,436	8,858	(1,422)
Funds withheld gains (losses) - policy acq. costs	—	—	—	(55)	(122)	122	—	(483)	483
EIA embedded derivatives - interest credited	30,292	32,161	19,311	(7,711)	167	30,125	81,764	(37,387)	119,151
DAC offset, net	27,330	(56,786)	(64,618)	(44,308)	(13,705)	41,035	(94,074)	(2,047)	(92,027)

Income before income taxes	$9,849	$69,209	$89,523	$86,407	$77,986	$(68,137)	$168,581	$149,178	$19,403

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated

U.S. Asset Intensive Sub-segment

(Cont’d)

	Three Months Ended
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
(USD millions)	2013	2013	2013	2012	2012
Annuity account values:
Fixed annuities (deferred)	$5,180	$5,264	$5,357	$5,690	$5,815
Net interest spread (fixed annuities):	2.5%	2.3%	2.2%	2.2%	1.1%
Equity-indexed annuities	$4,724	$4,795	$4,809	$4,833	$4,882
Variable annuities:
No riders	$950	$946	$960	$948	$957
GMDB only	83	56	80	79	80
GMIB only	6	6	6	6	6
GMAB only	52	52	54	54	55
GMWB only	1,704	1,660	1,707	1,662	1,667
GMDB / WB	459	450	465	455	461
Other	31	30	32	31	31

Total VA account values	$3,285	$3,200	$3,304	$3,235	$3,257
Fair value of liabilities associated with living benefit riders	$65	$85	$121	$172	$203
Interest-sensitive contract liabilities associated with:
Guaranteed investment contracts	$236	$200	$200	$200	$200
Bank-owned life insurance (BOLI)	$531	$529	$525	$522	$519
Other asset-intensive business	$73	$73	$75	$75	$76

Reinsurance Group of America, Incorporated

U.S. Financial Reinsurance Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2013	2013	2013	2012	2012	Quarter	2013	2012	Change
Revenues:
Investment income, net of related expenses	$1,160	$819	$597	$361	$364	$796	$2,576	$707	$1,869
Other revenue	15,599	16,306	12,797	13,796	11,565	4,034	44,702	32,209	12,493

Total revenues	16,759	17,125	13,394	14,157	11,929	4,830	47,278	32,916	14,362
Benefits and expenses:
Policy acquisition costs and other insurance expenses	3,228	3,602	3,440	1,081	2,012	1,216	10,270	3,486	6,784
Other operating expenses	2,008	1,636	1,947	4,555	1,635	373	5,591	5,080	511

Total benefits and expenses	5,236	5,238	5,387	5,636	3,647	1,589	15,861	8,566	7,295
Operating income before income taxes	11,523	11,887	8,007	8,521	8,282	3,241	31,417	24,350	7,067

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	11,523	11,887	8,007	8,521	8,282	3,241	31,417	24,350	7,067
Investment and derivative gains (losses) - non-operating	(321)	(100)	34	112	(146)	(175)	(387)	(253)	(134)

Income before income taxes	$11,202	$11,787	$8,041	$8,633	$8,136	$3,066	$31,030	$24,097	$6,933

Reinsurance Group of America, Incorporated

Canadian Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2013	2013	2013	2012	2012	Quarter	2013	2012	Change
Revenues:
Net premiums	$236,067	$239,633	$243,271	$248,443	$227,944	$8,123	$718,971	$667,321	$51,650
Investment income, net of related expenses	49,871	50,450	49,174	45,928	46,016	3,855	149,495	140,081	9,414
Investment related gains (losses), net	866	970	1,005	1,041	1,003	(137)	2,841	3,321	(480)
Other revenue	(196)	302	208	41	3,288	(3,484)	314	6,463	(6,149)

Total revenues	286,608	291,355	293,658	295,453	278,251	8,357	871,621	817,186	54,435
Benefits and expenses:
Claims and other policy benefits	185,011	196,584	189,698	169,959	191,275	(6,264)	571,293	536,757	34,536
Interest credited	19	6	12	6	22	(3)	37	22	15
Policy acquisition costs and other insurance expenses	55,553	52,134	60,832	58,786	49,790	5,763	168,519	147,551	20,968
Other operating expenses	10,052	10,942	10,239	12,664	9,022	1,030	31,233	27,548	3,685

Total benefits and expenses	250,635	259,666	260,781	241,415	250,109	526	771,082	711,878	59,204
Operating income before income taxes	35,973	31,689	32,877	54,038	28,142	7,831	100,539	105,308	(4,769)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	35,973	31,689	32,877	54,038	28,142	7,831	100,539	105,308	(4,769)
Investment and derivative gains (losses) - non-operating	5,606	2,778	2,050	2,817	8,630	(3,024)	10,434	20,480	(10,046)
Funds withheld gains (losses) - investment income	290	1,192	1,381	2,503	748	(458)	2,863	1,825	1,038

Income before income taxes	$41,869	$35,659	$36,308	$59,358	$37,520	$4,349	$113,836	$127,613	$(13,777)

Loss and Expense Ratios:
Loss ratios (creditor business)	30.5%	33.0%	32.7%	6.1%	40.4%	-9.9%	32.1%	37.7%	-5.6%
Loss ratios (excluding creditor business)	92.3%	94.5%	93.2%	87.5%	96.8%	-4.5%	93.3%	92.1%	1.2%
Claims and other policy benefits / (net premiums + investment income)	64.7%	67.8%	64.9%	57.7%	69.8%	-5.1%	65.8%	66.5%	-0.7%
Policy acquisition costs and other insurance expenses (creditor business)	61.3%	59.0%	61.0%	60.0%	58.2%	3.1%	60.6%	58.0%	2.6%
Policy acquisition costs and other insurance expenses (excluding creditor business)	12.5%	12.3%	12.9%	12.5%	11.1%	1.4%	12.6%	12.4%	0.2%
Other operating expenses	4.3%	4.6%	4.2%	5.1%	4.0%	0.3%	4.3%	4.1%	0.2%
Foreign currency effect (1):
Net premiums	$(10,348)	$(3,144)	$(1,562)	$7,617	$(3,413)	$(6,935)	$(15,054)	$(16,579)	$1,525
Operating income before income taxes	$(1,819)	$(434)	$(521)	$1,785	$919	$(2,738)	$(2,774)	$(2,540)	$(234)
Creditor reinsurance net premiums	$53,021	$48,618	$61,114	$58,340	$52,038	$983	$162,753	$142,731	$20,022

Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.

(1)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Europe & South Africa Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2013	2013	2013	2012	2012	Quarter	2013	2012	Change
Revenues:
Net premiums	$329,705	$319,375	$323,908	$402,515	$303,101	$26,604	$972,988	$905,947	$67,041
Investment income, net of related expenses	13,708	14,457	12,224	11,560	11,437	2,271	40,389	34,016	6,373
Other revenue	14,033	4,608	1,287	1,386	1,576	12,457	19,928	5,293	14,635

Total revenues	357,446	338,440	337,419	415,461	316,114	41,332	1,033,305	945,256	88,049
Benefits and expenses:
Claims and other policy benefits	276,309	283,230	283,915	357,190	251,553	24,756	843,454	777,029	66,425
Policy acquisition costs and other insurance expenses	13,596	11,753	11,734	7,937	14,697	(1,101)	37,083	43,299	(6,216)
Other operating expenses	27,338	28,109	26,195	36,075	24,809	2,529	81,642	76,814	4,828

Total benefits and expenses	317,243	323,092	321,844	401,202	291,059	26,184	962,179	897,142	65,037
Operating income before income taxes	40,203	15,348	15,575	14,259	25,055	15,148	71,126	48,114	23,012

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	40,203	15,348	15,575	14,259	25,055	15,148	71,126	48,114	23,012
Investment and derivative gains (losses) - non-operating	1,350	470	1,810	1,325	7,111	(5,761)	3,630	10,249	(6,619)

Income before income taxes	$41,553	$15,818	$17,385	$15,584	$32,166	$9,387	$74,756	$58,363	$16,393

Loss and Expense Ratios:
Claims and other policy benefits	83.8%	88.7%	87.7%	88.7%	83.0%	0.8%	86.7%	85.8%	0.9%
Policy acquisition costs and other insurance expenses	4.1%	3.7%	3.6%	2.0%	4.8%	-0.7%	3.8%	4.8%	-1.0%
Other operating expenses	8.3%	8.8%	8.1%	9.0%	8.2%	0.1%	8.4%	8.5%	-0.1%
Foreign currency effect (1):
Net premiums	$(8,301)	$(9,962)	$(9,915)	$(129)	$(17,157)	$8,856	$(28,178)	$(51,492)	$23,314
Operating income before income taxes	$(423)	$(959)	$(642)	$(305)	$(2,989)	$2,566	$(2,024)	$(5,419)	$3,395
Critical illness net premiums	$62,518	$63,918	$63,639	$66,211	$58,793	$3,725	$190,075	$182,342	$7,733

(1)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Asia Pacific Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2013	2013	2013	2012	2012	Quarter	2013	2012	Change
Revenues:
Net premiums	$343,078	$340,466	$363,604	$362,620	$330,415	$12,663	$1,047,148	$987,710	$59,438
Investment income, net of related expenses	22,359	21,402	22,081	20,782	19,316	3,043	65,842	62,605	3,237
Investment related gains (losses), net	576	570	382	1,460	468	108	1,528	(505)	2,033
Other revenue	6,409	10,461	7,749	11,269	10,052	(3,643)	24,619	41,569	(16,950)

Total revenues	372,422	372,899	393,816	396,131	360,251	12,171	1,139,137	1,091,379	47,758
Benefits and expenses:
Claims and other policy benefits	282,904	567,050	281,945	294,564	299,782	(16,878)	1,131,899	785,135	346,764
Interest Credited	270	274	311	653	204	66	855	658	197
Policy acquisition costs and other insurance expenses	47,303	60,163	62,063	58,419	52,779	(5,476)	169,529	193,622	(24,093)
Other operating expenses	29,340	31,134	30,132	34,040	28,234	1,106	90,606	83,076	7,530

Total benefits and expenses	359,817	658,621	374,451	387,676	380,999	(21,182)	1,392,889	1,062,491	330,398
Operating income (loss) before income taxes	12,605	(285,722)	19,365	8,455	(20,748)	33,353	(253,752)	28,888	(282,640)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	12,605	(285,722)	19,365	8,455	(20,748)	33,353	(253,752)	28,888	(282,640)
Investment and derivative gains (losses) - non-operating	4,507	(4,726)	(4,847)	(2,520)	4,265	242	(5,066)	10,555	(15,621)

Income (loss) before income taxes	$17,112	$(290,448)	$14,518	$5,935	$(16,483)	$33,595	$(258,818)	$39,443	$(298,261)

Loss and Expense Ratios:
Claims and other policy benefits	82.5%	166.6%	77.5%	81.2%	90.7%	-8.2%	108.1%	79.5%	28.6%
Policy acquisition costs and other insurance expenses	13.8%	17.7%	17.1%	16.1%	16.0%	-2.2%	16.2%	19.6%	-3.4%
Other operating expenses	8.6%	9.1%	8.3%	9.4%	8.5%	0.1%	8.7%	8.4%	0.3%
Foreign currency effect (1):
Net premiums	$(33,049)	$(8,067)	$(8,122)	$6,609	$(5,401)	$(27,648)	$(49,238)	$(8,643)	$(40,595)
Operating income before income taxes	$(2,187)	$15,112	$(1,775)	$(508)	$(1,280)	$(907)	$11,150	$(365)	$11,515
Critical illness net premiums	$74,109	$51,249	$54,508	$68,963	$68,356	$5,753	$179,866	$155,389	$24,477

(1)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Corporate and Other Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2013	2013	2013	2012	2012	Quarter	2013	2012	Change
Revenues:
Net premiums	$1,004	$261	$(977)	$3,502	$1,896	$(892)	$288	$5,663	$(5,375)
Investment income, net of related expenses	19,024	21,818	28,016	23,273	22,927	(3,903)	68,858	59,545	9,313
Investment related gains (losses), net	237	235	254	215	227	10	726	600	126
Other revenue	5,719	251	3,950	2,649	4,280	1,439	9,920	12,666	(2,746)

Total revenues	25,984	22,565	31,243	29,639	29,330	(3,346)	79,792	78,474	1,318
Benefits and expenses:
Claims and other policy benefits	30	(112)	84	(11)	(77)	107	2	(65)	67
Interest credited	186	212	225	52	—	186	623	—	623
Policy acquisition costs and other insurance expenses	(20,354)	(19,073)	(15,343)	(10,759)	(14,194)	(6,160)	(54,770)	(41,406)	(13,364)
Other operating expenses	15,339	16,483	23,354	15,133	16,806	(1,467)	55,176	53,171	2,005
Interest expense	30,831	29,918	28,486	28,917	29,749	1,082	89,235	76,431	12,804
Collateral finance facility expense	2,698	2,650	2,538	3,357	2,995	(297)	7,886	8,840	(954)

Total benefits and expenses	28,730	30,078	39,344	36,689	35,279	(6,549)	98,152	96,971	1,181
Operating income (loss) before income taxes	(2,746)	(7,513)	(8,101)	(7,050)	(5,949)	3,203	(18,360)	(18,497)	137

Operating to U.S. GAAP Reconciliation:
Operating income (loss) before income taxes	(2,746)	(7,513)	(8,101)	(7,050)	(5,949)	3,203	(18,360)	(18,497)	137
Investment and derivative gains (losses) - non-operating	(1,960)	1,283	(2,198)	861	(2,453)	493	(2,875)	1,203	(4,078)
Gain on repurchase of collateral finance facility securities	—	—	46,506	—	—	—	46,506	—	46,506

Income (loss) before income taxes	$(4,706)	$(6,230)	$36,207	$(6,189)	$(8,402)	$3,696	$25,271	$(17,294)	$42,565

Foreign currency effect (1):
Net premiums	$—	$—	$—	$8	$(1)	$1	$—	$18	$(18)
Operating income before income taxes	$(491)	$(95)	$140	$827	$(815)	$324	$(446)	$301	$(747)

(1)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Summary of Pre-tax Segment Operating Income (Loss)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2013	2013	2013	2012	2012	Quarter	2013	2012	Change
U.S. Traditional	$90,078	$85,747	$69,548	$139,609	$72,483	$17,595	$245,373	$230,956	$14,417
U.S. Asset Intensive	38,046	40,230	45,596	40,838	27,119	10,927	123,872	68,243	55,629
U.S. Financial Reinsurance	11,523	11,887	8,007	8,521	8,282	3,241	31,417	24,350	7,067

Total U.S. Segment	139,647	137,864	123,151	188,968	107,884	31,763	400,662	323,549	77,113
Canadian Segment	35,973	31,689	32,877	54,038	28,142	7,831	100,539	105,308	(4,769)
Europe & South Africa Segment	40,203	15,348	15,575	14,259	25,055	15,148	71,126	48,114	23,012
Asia Pacific Segment	12,605	(285,722)	19,365	8,455	(20,748)	33,353	(253,752)	28,888	(282,640)
Corporate and Other	(2,746)	(7,513)	(8,101)	(7,050)	(5,949)	3,203	(18,360)	(18,497)	137

Consolidated	$225,682	$(108,334)	$182,867	$258,670	$134,384	$91,298	$300,215	$487,362	$(187,147)

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Cash and Invested Assets
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2013	2013	2013	2012	2012
Fixed maturity securities, available-for-sale	$21,289,108	$21,284,216	$22,401,659	$22,291,614	$21,658,414
Mortgage loans on real estate	2,488,582	2,377,246	2,325,191	2,300,587	2,256,881
Policy loans	1,244,878	1,245,252	1,245,812	1,278,175	1,243,498
Funds withheld at interest	5,739,872	5,777,395	5,698,594	5,594,182	5,608,640
Short-term investments	44,192	38,601	180,707	288,082	90,789
Other invested assets	1,116,391	1,035,809	1,129,651	1,159,543	1,236,616
Cash and cash equivalents	1,423,235	973,619	1,001,841	1,259,892	1,603,730

Total cash and invested assets	$33,346,258	$32,732,138	$33,983,455	$34,172,075	$33,698,568

Investment Income and Yield Summary

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	Quarter	2013	2012	Change
Average invested assets at amortized cost (1)	$18,263,880	$18,112,841	$17,992,152	$17,510,541	$17,030,794	$1,233,086	$17,910,062	$16,432,165	$1,477,897
Net investment income (1)	$213,318	$212,047	$213,322	$207,567	$208,346	$4,972	$638,687	$616,420	$22,267
Annualized investment yield (ratio of net investment income to average invested assets) (1)	4.75%	4.77%	4.83%	4.83%	4.98%	-0.23%	4.78%	5.03%	-0.25%

(1)	Excludes funds withheld and spread related businesses (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities

(Excludes Funds Withheld Portfolios)

September 30, 2013
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$11,505,673	$637,691	$208,802	$11,934,562	56.1%	$—
Canadian and Canadian provincial governments	2,719,147	785,840	13,831	3,491,156	16.4%	—
Residential mortgage-backed securities	922,581	44,948	15,691	951,838	4.5%	(300)
Asset-backed securities	883,495	19,264	17,481	885,278	4.1%	(2,259)
Commercial mortgage-backed securities	1,371,473	102,207	20,566	1,453,114	6.8%	(1,609)
U.S. government and agencies	413,254	20,412	2,819	430,847	2.0%	—
State and political subdivisions	288,757	22,626	13,654	297,729	1.4%	—
Other foreign government, supranational, and foreign government-sponsored enterprises	1,812,970	50,246	18,632	1,844,584	8.7%	—

Total fixed maturity securities	$19,917,350	$1,683,234	$311,476	$21,289,108	100.0%	$(4,168)

Non-redeemable preferred stock	80,985	5,187	3,333	82,839	56.4%
Other equity securities	68,123	—	4,052	64,071	43.6%

Total equity securities	$149,108	$5,187	$7,385	$146,910	100.0%

December 31, 2012
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$11,333,431	$1,085,973	$39,333	$12,380,071	55.5%	$—
Canadian and Canadian provincial governments	2,676,777	1,372,731	174	4,049,334	18.2%	—
Residential mortgage-backed securities	969,267	76,520	3,723	1,042,064	4.7%	(241)
Asset-backed securities	700,455	19,898	28,798	691,555	3.1%	(2,259)
Commercial mortgage-backed securities	1,608,376	142,369	51,842	1,698,903	7.6%	(6,125)
U.S. government and agencies	231,256	33,958	24	265,190	1.2%	—
State and political subdivisions	270,086	38,058	5,646	302,498	1.4%	—
Other foreign government, supranational, and foreign government-sponsored enterprises	1,769,784	94,929	2,714	1,861,999	8.3%	—

Total fixed maturity securities	$19,559,432	$2,864,436	$132,254	$22,291,614	100.0%	$(8,625)

Non-redeemable preferred stock	68,469	6,542	170	74,841	33.6%
Other equity securities	148,577	416	1,134	147,859	66.4%

Total equity securities	$217,046	$6,958	$1,304	$222,700	100.0%

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Corporate Securities by Sector (Fixed Maturities and Equities)

(Excludes Funds Withheld Portfolios)

	September 30, 2013				December 31, 2012
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial Institutions
Banking	$2,212,730	$2,285,114	18.9%	A	$2,114,425	$2,260,382	17.9%	A
Brokerage	143,301	149,639	1.2%	A-	120,139	131,664	1.0%	A-
Finance Comp.	143,566	149,567	1.2%	A	181,430	193,892	1.5%	A
Insurance	655,273	687,103	5.7%	A-	592,109	654,647	5.2%	A-
REITs	459,085	476,296	3.9%	BBB+	485,469	523,370	4.2%	BBB
Other Finance	249,636	257,389	2.1%	BBB+	342,929	358,897	2.9%	BBB+

Total Financial Institutions	$3,863,591	$4,005,108	33.0%		$3,836,501	$4,122,852	32.7%
Industrials
Basic	826,348	832,010	6.9%	BBB	803,353	861,547	6.8%	BBB
Capital Goods	590,926	615,835	5.1%	BBB	637,479	692,218	5.5%	BBB
Communications	1,168,651	1,207,964	10.0%	BBB+	1,044,374	1,169,000	9.3%	BBB+
Consumer Cyclical	698,435	719,337	6.0%	BBB	727,324	786,726	6.2%	BBB+
Consumer Noncyclical	1,056,543	1,107,888	9.2%	BBB+	969,589	1,084,295	8.6%	BBB+
Energy	650,934	683,656	5.7%	BBB+	728,354	807,087	6.4%	BBB+
Technology	440,186	443,963	3.7%	BBB	475,697	502,123	4.0%	BBB
Transportation	375,151	390,488	3.2%	A-	378,808	415,283	3.3%	BBB+
Other Industrial	119,109	124,655	1.0%	BBB+	116,989	125,567	1.0%	BBB

Total Industrials	$5,926,283	$6,125,796	50.8%		$5,881,967	$6,443,846	51.1%
Utilities
Electric	1,103,394	1,153,785	9.6%	BBB+	1,081,451	1,196,527	9.5%	BBB+
Natural Gas	671,512	701,053	5.8%	BBB	656,357	733,422	5.8%	BBB
Other Utility	68,004	74,024	0.6%	BBB+	61,850	72,662	0.6%	A-

Total Utilities	$1,842,910	$1,928,862	16.0%		$1,799,658	$2,002,611	15.9%
Other Sectors	21,997	21,706	0.2%	AA	32,351	33,462	0.3%	AA

Total	$11,654,781	$12,081,472	100.0%	BBB+	$11,550,477	$12,602,771	100.0%	BBB+

(1)	The Average Credit Rating designations are based on the weighted average ratings from nationally recognized rating organizations, primarily those assigned by S&P. In instances where a S&P rating is not available, the Company will reference the rating provided by Moody’s, and in the absence of both the Company will assign equivalent ratings based on information from the NAIC.

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Ratings of Fixed Maturity Securities

(Excludes Funds Withheld Portfolios)

		September 30, 2013			June 30, 2013			March 31, 2013			December 31, 2012			September 30, 2012
NAIC Designation	Rating Agency Designation (1)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA	$1,693,789	$1,746,576	8.2%	$1,739,749	$1,802,645	8.5%	$1,784,693	$1,891,675	8.4%	$1,857,190	$1,980,164	8.9%	$2,222,818	$2,364,081	10.9%
1	AA	5,756,355	6,438,199	30.2%	5,457,184	6,223,632	29.2%	5,408,086	6,565,513	29.3%	5,286,082	6,541,670	29.4%	5,265,613	6,572,815	30.4%
1	A	5,010,236	5,458,720	25.7%	5,110,947	5,617,495	26.4%	5,140,174	5,962,302	26.6%	4,915,882	5,778,737	25.9%	4,666,113	5,525,476	25.5%
2	BBB	6,117,081	6,298,628	29.6%	5,997,232	6,189,030	29.1%	6,058,221	6,524,007	29.1%	6,186,536	6,692,929	30.0%	5,716,281	6,185,558	28.6%
3	BB	652,300	655,000	3.1%	723,316	728,014	3.4%	731,136	757,948	3.4%	694,349	712,712	3.2%	583,622	608,439	2.8%
4	B	499,580	512,325	2.4%	519,789	530,990	2.5%	497,504	507,879	2.3%	444,996	444,035	2.0%	322,040	306,871	1.4%
5	CCC and lower	87,364	86,644	0.4%	90,970	84,157	0.4%	98,290	79,039	0.4%	118,738	95,906	0.4%	92,149	68,193	0.3%
6	In or near default	100,645	93,016	0.4%	118,134	108,253	0.5%	120,845	113,296	0.5%	55,659	45,461	0.2%	36,647	26,981	0.1%

	Total	$19,917,350	$21,289,108	100.0%	$19,757,321	$21,284,216	100.0%	$19,838,949	$22,401,659	100.0%	$19,559,432	$22,291,614	100.0%	$18,905,283	$21,658,414	100.0%

(1)	The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. ‘BBB’ includes ‘BBB+’, ‘BBB’, and ‘BBB-’).

Structured Fixed Maturity Securities

	September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012		September 30, 2012
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$517,517	$541,870	$546,603	$579,317	$520,081	$575,274	$497,918	$555,535	$511,887	$571,894
Non-agency	405,064	409,968	468,552	475,651	485,151	501,496	471,349	486,529	468,768	483,914

Total residential mortgage-backed securities	922,581	951,838	1,015,155	1,054,968	1,005,232	1,076,770	969,267	1,042,064	980,655	1,055,808
Commercial mortgage-backed securities	1,371,473	1,453,114	1,564,924	1,638,632	1,596,659	1,698,144	1,608,376	1,698,903	1,663,493	1,740,391
Asset-backed securities	883,495	885,278	789,849	790,310	752,280	756,544	700,455	691,555	588,851	572,700

Total	$3,177,549	$3,290,230	$3,369,928	$3,483,910	$3,354,171	$3,531,458	$3,278,098	$3,432,522	$3,232,999	$3,368,899

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

CMBS Exposure

(Includes Funds Withheld Portfolios)

	September 30, 2013
	AAA		AA		A
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2006 & Prior	$264,408	$283,885	$173,645	$184,540	$139,814	$148,634
2007	152,169	164,172	35,966	39,206	56,634	62,428
2008	—	—	53,930	62,831	18,097	19,583
2009	1,657	1,717	7,164	7,798	—	—
2010	28,002	29,332	45,744	48,286	19,215	19,961
2011	15,744	16,049	20,869	22,445	35,345	35,715
2012	39,141	37,763	50,331	49,327	27,942	27,076
2013	47,199	45,114	68,250	68,130	2,494	2,209

Total	$548,320	$578,032	$455,899	$482,563	$299,541	$315,606

	BBB		Below Investment Grade		Total
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2006 & Prior	$127,685	$131,482	$79,225	$83,315	$784,777	$831,856
2007	94,022	106,116	63,878	62,536	402,669	434,458
2008	—	—	3,116	5,013	75,143	87,427
2009	7,565	10,904	—	—	16,386	20,419
2010	—	—	—	—	92,961	97,579
2011	33,097	31,437	—	—	105,055	105,646
2012	43,416	40,504	—	—	160,830	154,670
2013	—	—	—	—	117,943	115,453

Total	$305,785	$320,443	$146,219	$150,864	$1,755,764	$1,847,508

NOTE: Totals include directly held investments with amortized cost of $1,371.5 million and fair value of $1,453.1 million as well as investments in funds withheld with amortized cost of $384.3 million and fair value of $394.4 million.

	December 31, 2012
	AAA		AA		A
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2006 & Prior	$313,032	$346,462	$189,203	$208,051	$185,038	$196,800
2007	182,456	201,131	32,810	37,542	69,266	77,657
2008	7,674	7,672	53,510	67,624	14,387	17,098
2009	1,655	1,820	17,399	19,483	3,463	5,599
2010	27,984	29,956	47,085	53,027	13,273	14,405
2011	15,748	16,411	16,069	18,184	40,546	42,726
2012	28,324	29,080	36,340	36,925	58,376	59,595

Total	$576,873	$632,532	$392,416	$440,836	$384,349	$413,880

	BBB		Below Investment Grade		Total
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2006 & Prior	$194,452	$198,490	$109,969	$103,365	$991,694	$1,053,168
2007	93,414	108,902	115,028	91,505	492,974	516,737
2008	—	—	22,416	17,386	97,987	109,780
2009	3,880	5,547	—	—	26,397	32,449
2010	—	—	—	—	88,342	97,388
2011	33,242	33,757	—	—	105,605	111,078
2012	43,346	43,811	—	—	166,386	169,411

Total	$368,334	$390,507	$247,413	$212,256	$1,969,385	$2,090,011

NOTE: Totals include directly held investments with amortized cost of $1,608.4 million and fair value of $1,698.9 million as well as investments in funds withheld with amortized cost of $361.0 million and fair value of $391.1 million.

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Gross Unrealized Losses Aging

Fixed Maturity Securities

	September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012		September 30, 2012
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$279,211	87.6%	$261,628	84.2%	$64,399	52.6%	$53,648	40.2%	$55,097	35.9%
20% or more for less than six months	6,325	2.0%	5,629	1.8%	—	0.0%	734	0.5%	509	0.3%
20% or more for six months or greater	25,940	8.1%	37,338	12.0%	56,296	45.9%	77,872	58.3%	97,260	63.3%

Total	$311,476	97.7%	$304,595	98.0%	$120,695	98.5%	$132,254	99.0%	$152,866	99.5%

Equity Securities

	September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012		September 30, 2012
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$7,383	2.3%	$6,137	2.0%	$1,836	1.5%	$1,303	1.0%	$833	0.5%
20% or more for less than six months	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%
20% or more for six months or greater	2	0.0%	2	0.0%	1	0.0%	1	0.0%	1	0.0%

Total	$7,385	2.3%	$6,139	2.0%	$1,837	1.5%	$1,304	1.0%	$834	0.5%

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Fixed Maturities and Equity Securities Below Amortized Cost

(Excludes Funds Withheld Portfolios)

	As of September 30, 2013
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$3,158,429	$168,659	$130,027	$20,031	$3,288,456	$188,690
Canadian and Canadian provincial governments	140,648	12,530	6,898	1,301	147,546	13,831
Residential mortgage-backed securities	207,602	11,909	18,997	2,257	226,599	14,166
Asset-backed securities	270,863	4,602	53,786	5,571	324,649	10,173
Commercial mortgage-backed securities	188,153	6,565	22,435	5,968	210,588	12,533
U.S. government and agencies	72,032	2,658	3,958	161	75,990	2,819
State and political subdivisions	95,935	8,776	14,981	4,878	110,916	13,654
Other foreign government, supranational, and foreign government-sponsored enterprises	644,427	17,479	10,589	1,153	655,016	18,632

Investment grade securities	4,778,089	233,178	261,671	41,320	5,039,760	274,498

Non-investment grade securities:
Corporate securities	311,613	12,155	42,024	7,957	353,637	20,112
Residential mortgage-backed securities	53,633	1,068	2,254	457	55,887	1,525
Asset-backed securities	29,043	467	30,901	6,841	59,944	7,308
Commercial mortgage-backed securities	971	25	10,905	8,008	11,876	8,033

Non-investment grade securities	395,260	13,715	86,084	23,263	481,344	36,978

Total fixed maturity securities	$5,173,349	$246,893	$347,755	$64,583	$5,521,104	$311,476

Non-redeemable preferred stock	42,338	3,331	1	2	42,339	3,333
Other equity securities	47,151	2,619	17,028	1,433	64,179	4,052

Total Equity securities	$89,489	$5,950	$17,029	$1,435	$106,518	$7,385

	As of December 31, 2012
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$786,203	$13,276	$108,187	$17,386	$894,390	$30,662
Canadian and Canadian provincial governments	12,349	174	—	—	12,349	174
Residential mortgage-backed securities	22,288	97	19,394	3,199	41,682	3,296
Asset-backed securities	59,119	449	96,179	9,508	155,298	9,957
Commercial mortgage-backed securities	89,507	797	29,181	7,974	118,688	8,771
U.S. government and agencies	7,272	24	—	—	7,272	24
State and political subdivisions	20,602	1,514	11,736	4,132	32,338	5,646
Other foreign government, supranational, and foreign government-sponsored enterprises	244,817	1,953	7,435	761	252,252	2,714

Investment grade securities	1,242,157	18,284	272,112	42,960	1,514,269	61,244

Non-investment grade securities:
Corporate securities	181,168	3,170	39,123	5,501	220,291	8,671
Residential mortgage-backed securities	15,199	80	2,633	347	17,832	427
Asset-backed securities	3,421	26	31,938	18,815	35,359	18,841
Commercial mortgage-backed securities	3,317	764	68,405	42,307	71,722	43,071

Non-investment grade securities	203,105	4,040	142,099	66,970	345,204	71,010

Total fixed maturity securities	$1,445,262	$22,324	$414,211	$109,930	$1,859,473	$132,254

Non-redeemable preferred stock	5,577	52	5,679	118	11,256	170
Other equity securities	85,374	1,134	—	—	85,374	1,134

Total Equity securities	$90,951	$1,186	$5,679	$118	$96,630	$1,304

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2013	2013	2013	2012	2012	Quarter	2013	2012	Change
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(391)	$(9,803)	$(202)	$(4,346)	$(1,996)	$1,605	$(10,396)	$(11,562)	$1,166
Portion of loss recognized in accumulated other comprehensive income (before taxes)	59	(306)	—	—	(559)	618	(247)	(7,618)	7,371

Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(332)	(10,109)	(202)	(4,346)	(2,555)	2,223	(10,643)	(19,180)	8,537
Impairment losses on equity securities	—	—	—	—	—	—	—	(3,025)	3,025
Gain on investment activity	21,560	26,845	21,680	43,190	53,173	(31,613)	70,085	102,078	(31,993)
Loss on investment activity	(30,434)	(6,760)	(11,212)	(4,384)	(6,668)	(23,766)	(48,406)	(23,090)	(25,316)

Net gain/(loss) on fixed maturity and equity securities	(9,206)	9,976	10,266	34,460	43,950	(53,156)	11,036	56,783	(45,747)
Other impairment losses and change in mortgage loan provision	233	125	(1,626)	(2,220)	(10,301)	10,534	(1,268)	(14,382)	13,114
Other non-derivative gain/(loss), net	4,594	6,962	4,589	4,868	5,563	(969)	16,145	17,832	(1,687)
Free-standing Derivatives:
Credit Default Swaps	10,805	2,428	3,904	3,523	7,819	2,986	17,137	14,838	2,299
Interest Rate Swaps - non-hedged	(8,221)	(38,414)	(22,265)	(9,866)	(1,437)	(6,784)	(68,900)	24,553	(93,453)
Interest Rate Swaps - hedged	(3)	31	(17)	(40)	(4)	1	11	(1)	12
Futures	(1,139)	714	(6,881)	(9,932)	(3,977)	2,838	(7,306)	(10,312)	3,006
CPI Swaps	(39)	(1,117)	(871)	1,543	422	(461)	(2,027)	(1,811)	(216)
Equity options	(24,112)	(5,049)	(30,623)	(11,146)	(23,916)	(196)	(59,784)	(58,532)	(1,252)
Currency Forwards	629	(2,958)	(5,659)	(5,070)	519	110	(7,988)	(574)	(7,414)
Interest Rate Options	(2,375)	(7,980)	1,982	—	—	(2,375)	(8,373)	—	(8,373)

Total free-standing derivatives	(24,455)	(52,345)	(60,430)	(30,988)	(20,574)	(3,881)	(137,230)	(31,839)	(105,391)
Embedded Derivatives:
Modified coinsurance and funds withheld treaties	(67,460)	47,716	90,258	74,054	54,836	(122,296)	70,514	40,955	29,559
GMXB	19,829	35,809	51,314	30,588	2,579	17,250	106,952	74,025	32,927

Total embedded derivatives	(47,631)	83,525	141,572	104,642	57,415	(105,046)	177,466	114,980	62,486
Net gain/(loss) on total derivatives	(72,086)	31,180	81,142	73,654	36,841	(108,927)	40,236	83,141	(42,905)

Total investment related gains / (losses), net	$(76,465)	$48,243	$94,371	$110,762	$76,053	$(152,518)	$66,149	$143,374	$(77,225)